POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, The Vintage Funds, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is a Trustee and the President of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints
LYNN E. WOOD, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 1996.

                                  /S/ Timothy L. Ashburn

                                  TIMOTHY L. ASHBURN, Trustee
                                  and President


STATE OF INDIANA   )
                   )    ss:
COUNTY OF MARION   )

    Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY L. ASHBURN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1996.

                                  /S/Carol J. Highsmith

                                  Carol J. Highsmith
                                  Notary Public

                             POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, The Vintage Funds, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is Treasurer of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
L. ASHBURN and LYNN E. WOOD, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 1996.


                                  /S/Thomas G. Napurano

                                  THOMAS G. NAPURANO, Treasurer


STATE OF INDIANA   )
                   )    ss:
COUNTY OF MARION   )

    Before me, a Notary Public, in and for said county and state, personally appeared THOMAS G. NAPURANO, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1996.

                                  /S/Carol J. Highsmith

                                  Carol J. Highsmith
                                  Notary Public

                              POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, The Vintage Funds, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is a Trustee of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints
TIMOTHY L. ASHBURN and LYNN E. WOOD, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 1996.

                                  /S/Charles H. Binger


                                  CHARLES H. BINGER, Trustee


STATE OF INDIANA   )
                   )    ss:
COUNTY OF MARION   )

    Before me, a Notary Public, in and for said county and state, personally appeared CHARLES H. BINGER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1996.


                                  /S/Carol J. Highsmith

                                  Carol J. Highsmith
                                  Notary Public

                              POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, The Vintage Funds, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is a Trustee of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints
TIMOTHY L. ASHBURN and LYNN E. WOOD, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 1996.

                                  /S/Daniel J. Condon


                                  DANIEL J. CONDON, Trustee


STATE OF INDIANA   )
                   )    ss:
COUNTY OF MARION   )

    Before me, a Notary Public, in and for said county and state, personally appeared DANIEL J. CONDON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1996.


                                  /S/Carol J. Highsmith

                                  Carol J. Highsmith
                                  Notary Public

                              POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, The Vintage Funds, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is a Trustee of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY L. ASHBURN and LYNN E. WOOD, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 1996.

                                  /S/Philip L. Conover


                                  PHILIP L. CONOVER, Trustee


STATE OF INDIANA   )
                   )    ss:
COUNTY OF MARION   )

    Before me, a Notary Public, in and for said county and state, personally appeared PHILIP L. CONOVER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1996.


                                  /S/Carol J. Highsmith

                                  Carol J. Highsmith
                                  Notary Public

                              POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, The Vintage Funds, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is a Trustee of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY L. ASHBURN and LYNN E. WOOD, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of November, 1996.

                                  /S/David E. LaBelle


                                  DAVID E. LaBELLE, Trustee


STATE OF TEXAS     )
                   )    ss:
COUNTY OF DALLAS   )

    Before me, a Notary Public, in and for said county and state, personally appeared DAVID E. LaBELLE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 27th day of November, 1996.

                                  /S/Donna Sivley

                                  Donna Sivley
                                  Notary Public

                              POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, The Vintage Funds, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is a Trustee of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY L. ASHBURN and LYNN E. WOOD, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 1996.

                                  /S/Jack R. Orben


                                  JACK R. ORBEN, Trustee


STATE OF INDIANA   )
                   )    ss:
COUNTY OF MARION   )

    Before me, a Notary Public, in and for said county and state, personally appeared JACK R. ORBEN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1996.

                                  /S/Carol J. Highsmith

                                  Carol J. Highsmith
                                  Notary Public